--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                                 July 24, 2000


                               THERMA-WAVE, INC.

                                 ____________
            (Exact name of registrant as specified in its charter)



---------------------------------------------------------------------------------------------------
         Delaware                                   000-26911                      94-3000561
---------------------------------------------------------------------------------------------------
(State or other jurisdiction                 (Commission File Number)              (IRS Employer
  of incorporation)                                                              Identification No.)
---------------------------------------------------------------------------------------------------


                               1250 Reliance Way
                           Fremont, California 94539

                   (Address of principal executive offices)
                                  (Zip Code)



      Registrant's telephone number, including area code: (510) 668-2200


                                Not Applicable
               ------------------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

ITEM 5.  APPLIED MATERIALS, INC.

     On July 24, 2000, Therma-Wave, Inc. (the "Company") entered into a set of agreements with Applied Materials, Inc., a Delaware corporation ("Applied Materials"). The Agreements include a Development and Cooperation Agreement, a Technology Escrow Agreement and a Global Supply Agreement (the "Agreements"). Attached as exhibits are a press release and questions and answers relating to the Agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  NOT APPLICABLE

     (b)  NOT APPLICABLE

     (c)  EXHIBITS

          99.1  Press Release, dated July 25, 2000.

          99.2 Questions and answers regarding various agreements entered into as of July 24, 2000 by and between Therma-Wave, Inc. and Applied Materials, Inc.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Therma-Wave, Inc.


Date: July 25, 2000                By: /s/ ALLAN ROSENCWAIG
                                      -------------------------------------
                                       Allan Rosencwaig
                                       Chairman of the Board

                                       3